UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, DC 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported):  February 12, 2026

STAG INDUSTRIAL, INC.

(Exact name of registrant as specified in its charter)

Maryland	001-34907	27-3099608
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

One Federal Street, 23rd Floor

Boston, Massachusetts 02110

(Address of principal executive offices, zip code)

Registrant’s telephone number, including area code: (617) 574-4777

Not applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbols	Name of each exchange on which registered
Common Stock, $0.01 par value	STAG	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

ITEM 8.01.	OTHER EVENTS.

As previously disclosed on February 13, 2025, STAG Industrial, Inc., a Maryland corporation (the “Company”), and its operating partnership, STAG Industrial Operating Partnership, L.P., a Delaware limited partnership (the “Operating Partnership”), entered into certain amendments to the separate equity distribution agreements (collectively, as amended, the “Original Equity Distribution Agreements”) with each of Robert W. Baird & Co. Incorporated, BofA Securities, Inc., BMO Capital Markets Corp., BTIG, LLC, Citigroup Global Markets Inc., Evercore Group L.L.C., Jefferies LLC, Nomura Securities International, Inc. (acting through BTIG, LLC as agent), Raymond James & Associates, Inc., RBC Capital Markets, LLC, Regions Securities LLC, TD Securities (USA) LLC, Truist Securities, Inc. and Wells Fargo Securities, LLC (or certain of their respective affiliates or agents), as sales agents, forward sellers and/or forward purchasers relating to the at-the-market offering of shares of the Company’s common stock having an initial aggregate offering price of up to $750,000,000 (the “Shares”). The Original Equity Distribution Agreements provide that, in addition to the issuance and sale of the Shares through the sales agents, the Company may enter into forward sale agreements under separate master forward sale agreements (collectively, the “Original Master Forward Confirmations”) and related supplemental confirmations between the Company and a forward seller or its affiliate.

On February 12, 2026, the Company and the Operating Partnership entered into an additional equity distribution agreement (the “Additional Equity Distribution Agreement”) with Huntington Securities, Inc. (“Huntington”), as sales agent, forward seller and/or forward purchaser, on substantially the same terms and conditions as the Original Equity Distribution Agreements (together, with the Original Equity Distribution Agreements, the “Equity Distribution Agreements”). The Additional Equity Distribution Agreement provides that, in addition to the issuance and sale of the Shares through the sales agent, the Company may enter into a forward sale agreement under a separate master forward sale agreement and related supplemental confirmation between the Company and Huntington, on substantially the same terms and conditions as the Original Master Forward Confirmations (the “Additional Master Forward Confirmation,” and together with the Original Master Forward Confirmations, the “Master Forward Confirmations”).

The Shares will be offered and sold pursuant to the Company’s Registration Statement on Form S-3ASR (File No. 333-284881), as filed with the Securities and Exchange Commission (the “SEC”) on February 12, 2025, and the related prospectus supplement dated February 13, 2025, as supplemented by the supplement to prospectus supplement, dated February 12, 2026. This Current Report on Form 8-K shall not constitute an offer to sell or the solicitation of an offer to buy the Shares nor shall there be any sale of the Shares in any state in which such offer, solicitation or sale would be unlawful prior to registration or qualification under the securities laws of any such state.

The foregoing descriptions of the Equity Distribution Agreements and the Master Forward Confirmations do not purport to be complete and are qualified in their entirety by reference to Exhibits 1.1, 1.2 and 1.3 filed with this Current Report on Form 8-K.

ITEM 9.01.	FINANCIAL STATEMENTS AND EXHIBITS.

(d)        Exhibits.

Exhibit Number	Description
1.1	Form of Equity Distribution Agreement (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K filed with the SEC on February 17, 2022)
1.2	Form of Amendment to Equity Distribution Agreement (incorporated herein by reference to Exhibit 1.1 to the Current Report on Form 8-K filed with the SEC on February 13, 2025)
1.3	Form of Master Forward Sale Confirmation (incorporated herein by reference to Exhibit 1.2 to the Current Report on Form 8-K filed with the SEC on February 17, 2022)
104	Cover Page Interactive Data File (embedded within the XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

STAG INDUSTRIAL, INC.

By:	/s/ Jeffrey M. Sullivan
Jeffrey M. Sullivan
Executive Vice President, General Counsel and Secretary

Dated:   February 12, 2026